                                                                  EXHIBIT 10.212


                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


             WHEREAS, on July 30, 1997, Preferred Equities Corporation, a Nevada corporation, having an address of and office at 4310 Paradise Road, Las Vegas, Nevada 89109-6597 (hereinafter referred to as "Borrower") entered into a Loan and Security Agreement (hereinafter referred to as the "Agreement") with Litchfield Financial Corporation, a Massachusetts corporation, having a mailing address of POB 488, Williamstown, Massachusetts 01267 (hereinafter referred to as "Lender"); and

             WHEREAS, on or about December 19, 1998, Borrower and Lender entered into a first amendment agreement revising the provisions of Section 1.1 of the Definition of Terms Section and Section 2.1(b) and Section 2.1(c) of the Loan Section of the Agreement; and

             WHEREAS, on or about August 6, 1999, Borrower and Lender entered into a certain Forbearance Agreement pursuant to which Lender forbore the enforcement of its rights to take possession of the Collateral (as defined in the Agreement), which rights arose as a result of the occurrence of certain Events of Default under the Agreement; and

             WHEREAS, Borrower and Lender have discussed and agreed to enter into a second amendment agreement revising the terms and provisions of the Agreement, to reinstate and amend provisions of the loan accommodation, to extend the Mortgage Loan Maturity Date, and to otherwise revise provisions of the Agreement as agreed to by the parties (hereinafter the Agreement, as amended, shall be referred to as the "Amended Agreement").

             NOW, THEREFORE, Borrower and Lender hereby agree that:

        1. The current outstanding Mortgage Loan principal balance is One Million Nine Hundred Seventy Two Thousand One Hundred Seventy and 57/100 Dollars ($1,972,170.57).

        2. The Mortgage Loan shall be reinstated on the Effective Date (as hereinafter defined) and upon the compliance by Borrower with the terms of paragraph 6 hereof.

        3. The definition of Mortgage Loan Maturity Date contained in Section
1.1 of the Amended Agreement shall be deleted in its entirety and the following shall be substituted in lieu therefore:

             MORTGAGE LOAN MATURITY DATE. July 30, 2003.

        4. Section 2.5(a)(ii)(B) of the Amended Agreement shall be deleted in its entirety and the following shall be substituted in lieu therefore:

                    (B) In addition to all other payments required herein, during such time as there is any outstanding principal balance due under the Mortgage Loan, upon the sale of each Interval, Borrower must make a principal reduction payment on the Mortgage Loan in an amount equal to $1,950.00 (each, a "RELEASE PAYMENT", and collectively, the "RELEASE PAYMENTS"). In addition to paying to Lender such Release Payments, upon the sale of each Interval, during such time as there is any outstanding principal balance due under the Mortgage Loan, Borrower shall also pay to Lender, as a fee and not in reduction of principal on the Mortgage Loan, a release fee ("RELEASE FEE") in the amount of $25.00.

        5. Section 2.5(a)(ii)(C) of the Amended Agreement shall be deleted in its entirety and the following shall be substituted in lieu therefore:

                    (C) In addition to the Release Payments, Borrower shall, on July 30, 2001 make a principal payment to Lender, if necessary, so that the outstanding principal balance of the Mortgage Loan after such principal payment is not greater than One Million Four Hundred Forty Seven Thousand One Hundred Seventy One and 57/100 Dollars ($1,447,171.57); and shall on July 30, 2002 make a principal payment to Lender, if necessary, so that the outstanding principal balance of the Mortgage Loan after such principal payment is not greater than Nine Hundred Twenty Two Thousand One Hundred Seventy One and 57/100 Dollars ($922,170.57); and shall on July 30, 2003 make a principal payment to Lender so that all sums due and owing to Lender under the Mortgage Loan have been paid.

        6. This Second Amendment to Loan and Security Agreement shall be effective upon execution by Borrower and Lender and the receipt by Lender of the sum of Fifty Thousand Dollars ($50,000)(the "Effective Date"), which sum represents the fee payable to Lender for extending the Mortgage Loan Maturity Date and entering into this Second Amendment to Loan and Security Agreement and shall not otherwise constitute a payment of principal, interest or any other sums due under the Mortgage Loan and/or the Receivables Loan. Should the execution of this Second Amendment to Loan and Security Agreement and the receipt by Lender of the $50,000 payment, referred to herein, not occur by July 15, 2000, this Second Amendment to Loan and Security Agreement shall be null and void.

        7. Borrower hereby warrants and represents that no Event of Default currently exists and that no event or condition exists which with the passage or lapse of time would become an Event of Default.

        8. Borrower hereby re-affirms and re-alleges all Warranties and Representations contained in the Amended Agreement and confirms that all statements contained therein continue to be true, accurate and correct as of the date hereof.

        9. Except as herein amended, all of the terms and provisions of the Amended Agreement shall remain in full force and effect.

        10. Borrower and Lender agree that this Second Amendment to Loan and Security Agreement has been prepared by the mutual effort of both parties and that in the event of a conflict or interpretive question with respect to any term, provision or section contained in this Second

Amendment to Loan and Security Agreement, this Second Amendment to Loan and Security Agreement shall not be construed more strictly against any one party than any other party; it being agreed that both Borrower and Lender have equally negotiated the terms thereof and hereof.

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Loan and Security Agreement on the day and year first above written.

ATTEST:                                BORROWER:

                                       PREFERRED EQUITIES CORPORATION

-----------------------------------
Name:
Its Secretary                          By
                                         ------------------------------------
                                       Name:
                                       Title:
                                       Duly Authorized

                                       LENDER:

                                       LITCHFIELD FINANCIAL CORPORATION

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:
                                       Duly Authorized

The undersigned guarantor, Mego Financial Corp. hereby evidences its agreement, acknowledgement and consent to the foregoing amendments and revisions to the obligations of Preferred Equities Corporation to Litchfield Financial Corporation, re-affirms and re-alleges its guarantor's obligations to Litchfield Financial Corporation, all warranties and representations contained in the Guaranty Agreement executed by it and confirms that all statements contained therein continue to be true, accurate and correct as of the date hereof.

GUARANTOR:

MEGO FINANCIAL CORP.


By:
   -----------------------------------
Name:
Title:
Duly Authorized

STATE OF                            )
                                    ) ss. ____________
COUNTY OF                           )

        I HEREBY CERTIFY that on this ____th day of July, 2000, before me, the undersigned authority, personally appeared ___________ , to me known to be the _________________ of Preferred Equities Corporation, a Nevada corporation and he acknowledged before me that he executed the foregoing instrument as such officer for and on behalf of said corporation as his free act and deed and as the free act and deed of such corporation.

                                       -----------------------------------
                                       Notary Public
                                       My commission expires:

STATE OF                            )
                                    ) ss. ____________
COUNTY OF                           )

        I HEREBY CERTIFY that on this ____th day of July, 2000, before me, the undersigned authority, personally appeared ________________ , to me known to be the ____________ of Mego Financial Corp., a New York corporation and he acknowledged before me that he executed the foregoing instrument as such officer for and on behalf of said corporation as his free act and deed and as the free act and deed of such corporation.

                                       --------------------------------
                                       Notary Public
                                       My commission expires:

STATE OF                            )
                                    ) ss. _____________
COUNTY OF                           )

        I HEREBY CERTIFY that on this ___th day of July, 2000, before me, the undersigned authority, personally appeared ______________________ , to me known to be the _____________ of Litchfield Financial Corporation, a Massachusetts corporation and he acknowledged before me that he executed the foregoing instrument as such officer for and on behalf of said corporation as his free act and deed and as the free act and deed of such corporation.


                                       ------------------------------------
                                       Notary Public
                                       My commission expires:

              SECOND AMENDED SECURED PROMISSORY NOTE/MORTGAGE LOAN


$1,972,170.57                                                      July 15, 2000

        WHEREAS, on July 30, 1997, Preferred Equities Corporation, a Nevada corporation, having an address of and office at 4310 Paradise Road, Las Vegas, Nevada 89109-6597 (hereinafter referred to as "Borrower") entered into a Loan and Security Agreement (hereinafter referred to as the "Agreement") with Litchfield Financial Corporation, a Massachusetts corporation, having a current mailing address of 430 Main Street, Williamstown, Massachusetts 01267 (hereinafter referred to as "Lender"); and

        WHEREAS, on or about December 19, 1998, Borrower and Lender entered into a first amendment agreement revising the provisions of Section 1.1 of the Definition of Terms Section and Section 2.1(b) and Section 2.1(c) of the Loan Section of the Agreement; and

        WHEREAS, on or about August 6, 1999, Borrower and Lender entered into a certain Forbearance Agreement pursuant to which Lender forbore the enforcement of its rights to take possession of the Collateral (as defined in the Agreement, as amended), which rights arose as a result of the occurrence of certain Events of Default under the Agreement; and

        WHEREAS, the Agreement, as amended, is now further modified by the Second Amendment to Loan and Security Agreement dated of equal date hereof (hereinafter referred to as the "Amended Agreement"); and

        WHEREAS, Borrower is, as of the date hereof, indebted to Lender under the Mortgage Loan (as defined in the Amended Agreement) having a principal balance on this date of One Million Nine Hundred Seventy Two Thousand One Hundred Seventy and 57/100 Dollars ($1,972,170.57); and

        WHEREAS, Borrower has agreed to execute a promissory note, in form, scope and substance acceptable to Lender, to evidence the sums remaining due under the Mortgage Loan.

        NOW THEREFORE, Borrower and Lender agree that this Second Amended Secured Promissory Note/Mortgage Loan (hereinafter referred to as the "Mortgage Note") evidences the remaining due to Lender under the Mortgage Loan in accordance with the terms of the Amended Agreement.

        FOR VALUE RECEIVED, at the earlier of the Mortgage Loan Maturity Date (as defined in the Amended Agreement) or the occurrence of an Event of Default (as defined in the Amended Agreement), the undersigned, Preferred Equities Corporation, a Nevada corporation having an address of and office at 4310 Paradise Road, Las Vegas, Nevada 89109-6597, hereby promises to pay to the order of Litchfield Financial Corporation, a Massachusetts corporation, having an office at 430 Main Street, Williamstown, Massachusetts 01267 and having a mailing address of POB 488, Williamstown, Massachusetts 01267, in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of One Million Nine Hundred Seventy Two Thousand One Hundred Seventy and 57/100 Dollars ($1,972,170.57) or so much as shall from time to time remain outstanding, together with interest from date hereof at the rate set forth in the Amended Agreement, together with any and all fees, costs and expense due under the Amended Agreement. This Mortgage Note, together with a certain First Amended and Restated Secured Promissory Note/Receivables Loan dated December 19, 1998, each executed by Borrower in favor of Lender, has been issued by Borrower to Lender to evidence the Obligations (as defined in the Amended Agreement) due to Lender under the Amended Agreement.

        Interest, Principal, Release Payments and Release Fees shall all be payable as set forth in Section 2 of the Amended Agreement.

        This Mortgage Note may be prepaid in whole or in part in accordance with
Section 2 of the Amended Agreement.

        Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, protest, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection and consents that Lender may release or surrender, exchange or substitute any real estate and/or personal property or other Collateral (as defined in the Amended Agreement) now held or which may hereafter be held as security for the payment of the Obligations, and may extend the time for payment, with the consent of Borrower or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

        This Second Amended Secured Promissory Note/Mortgage Loan has been issued pursuant to the Amended Agreement between Borrower and Lender of even date herewith, and all of the terms, covenants and conditions of said Amended Agreement (including all exhibits thereto) are hereby made part of this Second Amended Secured Promissory Note/Mortgage Loan and are deemed incorporated herein in full. Any Event of Default under the Amended Agreement shall entitle Lender to the remedies provided for in Section 9 of the Amended Agreement.

        This Second Amended Secured Promissory Note/Mortgage Loan shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

        IN WITNESS WHEREOF, Borrower has caused this Second Amended Secured Promissory Note/Mortgage Loan to be signed in its corporate name and its corporate seal to be hereto affixed, by order of its Board of Directors.

                                       Preferred Equities Corporation

                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:
                                       Duly Authorized


[CORPORATE SEAL]



STATE OF                            )
                                    ) ss. ____________
COUNTY OF                           )

        I HEREBY CERTIFY that on this th day of July, 2000, before me, the undersigned authority, personally appeared _____________ , to me known to be the ______________ of Preferred Equities Corporation, a Nevada corporation and he acknowledged before me that he executed the foregoing instrument as such officer for and on behalf of said corporation as his free act and deed and as the free act and deed of such corporation.



                              ------------------------------------
                              Notary Public
                              My commission expires: